As filed with the Securities and Exchange Commission on December 22, 2006

Registration No. 2-75677

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Westcore Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FOR SHAREHOLDERS OF THE WESTCORE TRUST (THE “TRUST”)

(WESTCORE LOGO)

DEAR SHAREHOLDER:

Your Fund’s Board of Trustees is requesting your vote on several proposals regarding your Westcore Fund that will be presented to shareholders at a Special Meeting of Shareholders to be held February 13, 2007.  We encourage you to read the Questions and Answers section at the beginning of the enclosed Proxy Statement as well as the entire Proxy Statement, which describes each of the proposals.  A summary of the proposals follows:

Proposal 1.             For all shareholders of the Westcore Funds, to elect seven (7) “independent” Trustees.

Proposal 2.             For shareholders of each Westcore Fund, to standardize, simplify, modernize, and in some instances eliminate, fundamental investment restrictions of such fund.

Your vote is important to us.  Please take a few minutes to review the enclosed proxy statement and complete, sign, date and return the enclosed proxy card(s), or vote your shares by Internet or telephone, as described on the enclosed proxy card(s), unless you plan to attend the special meeting.  Your Fund’s Board of Trustees approved the proposals and urges you to vote “FOR” each proposal.

If you have any questions about the proposals, please call our proxy solicitor, The Altman Group, at 1-800-305-6377.

Thank you for your response and we look forward to preserving your trust as a valued shareholder over the long-term.

Sincerely,

/s/ Jack D. Henderson
Jack D. Henderson
Chairman of the Board of the Westcore Trust

Westcore Trust

Westcore Blue Chip Fund

Westcore Colorado Tax-Exempt Fund

Westcore Flexible Income Fund

Westcore Growth Fund

Westcore International Frontier Fund

Westcore Mid-Cap Value Fund

Westcore MIDCO Growth Fund

Westcore Plus Bond Fund

Westcore Select Fund

Westcore Small-Cap Opportunity Fund

Westcore Small-Cap Value Fund

1625 Broadway, Suite 2200

Denver, Colorado 80202

1-800-392-2673 (CORE)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders of the Westcore Trust (the “Trust,” each separate series thereof, a “Fund”) will be held at 1625 Broadway, 8th Floor, Denver, Colorado 80202, on February 13, 2007 at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”).  At the Meeting, shareholders will be asked to vote on the proposals set forth below and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1.             For all shareholders of the Westcore Funds, to elect seven (7) “independent” Trustees.

Proposal 2.             For shareholders of each Westcore Fund, to standardize, simplify, modernize, and in some instances eliminate, fundamental investment restrictions of such fund.

Any shareholder who owned shares of a Fund as of the close of business on December 19, 2006, will receive notice of the Meeting and will be entitled to vote at the Meeting.

Shareholders who do not expect to attend the Meeting are urged to complete, sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States, or to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s).  Prompt return of the enclosed proxy card(s) (or voting by Internet or telephone) will help your Fund avoid the expenses of additional solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

By order of the Board of Trustees,

/s/ Tané T. Tyler
Tané T. Tyler
Secretary

December 22, 2006

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.                                       INDIVIDUAL ACCOUNT:  Sign your name exactly as it appears in the registration on the proxy card.

2.                                       JOINT ACCOUNT:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.                                       ALL OTHER ACCOUNTS:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.     Read the proxy statement, and have your proxy card handy.

2.     Call the toll-free number or visit the web site indicated on your proxy card.

3.     When prompted, enter the control number and check digit ID found on your proxy card.

4.     Follow the recorded or on-line instructions to cast your vote.

December 22, 2006

WESTCORE TRUST

Westcore Blue Chip Fund

Westcore Colorado Tax-Exempt Fund

Westcore Flexible Income Fund

Westcore Growth Fund

Westcore International Frontier Fund

Westcore Mid-Cap Value Fund

Westcore MIDCO Growth Fund

Westcore Plus Bond Fund

Westcore Select Fund

Westcore Small-Cap Opportunity Fund

Westcore Small-Cap Value Fund

1625 Broadway, Suite 2200

Denver, Colorado 80202

1-800-392-2673 (CORE)

SPECIAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

This is a Proxy Statement for the above listed Westcore funds (each, a “Fund” and collectively, the “Funds”), each of which is a series of the Westcore Trust (the “Trust”).  Proxies for a Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees (the “Board,” “Board of Trustees” or the “Trustees”) of the Trust to approve proposals that have already been approved by the Board.

The Meeting will be held at 1625 Broadway, 8th Floor, Denver, Colorado 80202, on February 13, 2007 at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”).

At the Meeting, you will be asked to vote on several proposals affecting your Fund(s).  You should read the entire Proxy Statement before voting.  If you have any questions, please call 1-800-305-6377.  The Proxy Statement, Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about December 28, 2006.

Each Fund provides annual and semi-annual reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes.  Additional copies of each Fund’s most recent annual report and any more recent semi-annual report are available, without charge, by calling Westcore at 1-800-392-2673 (CORE), via the Internet at www.westcore.com, or by sending a written request to the Secretary of the Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

QUESTIONS AND ANSWERS

What proposals am I being asked to vote on as a shareholder?

There are two proposals for your consideration.

•                  PROPOSAL 1 relates collectively to all shareholders of the Westcore Funds and seeks election of seven (7) “independent” Trustees.  The election of Trustees will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Westcore Funds voting in person or by proxy at the Meeting.

•                  PROPOSAL 2 applies to the shareholders of each Westcore Fund and seeks to standardize, simplify, modernize, and in some instances eliminate, fundamental investment restrictions of such fund.  Under the Investment Company Act of 1940, as amended (“1940 Act”), approval of Proposal 2 requires the affirmative vote of the lesser of: (i) more than 50% of the total outstanding voting securities of the particular Westcore Fund or (ii) 67% or more of the outstanding voting securities of the particular Westcore Fund present at the Meeting if more than 50% of the outstanding voting securities of the particular Westcore Fund are present at the Meeting in person or by proxy (a “1940 Act Majority”).

A summary table indicating which Funds are eligible to vote on which proposal is presented on the next page.

Proposals

2 (Standardize, Simplify, Modernize and Eliminate Investment Restrictions)
Fund	1 (Trustee Candidates)	2A (Modify Borrowing and Senior Securities)	2B (Modify Commodities and Eliminate Oil, Gas, and Minerals)	2C (Modify Concentration)	2D (Modify Diversification for Diversified Funds)	2E (Eliminate Diversification)	2F (Modify Loans and Repurchase Agreements)
Westcore Blue Chip Fund	x	x	x	x	x		x
Westcore Colorado Tax-Exempt Fund	x		x	x		x	x
Westcore Flexible Income Fund	x	x	x	x	x		x
Westcore Growth Fund	x	x	x	x	x		x
Westcore International Frontier Fund	x	x	x	x	x		x
Westcore Mid-Cap Value Fund	x	x	x	x	x		x
Westcore MIDCO Growth Fund	x	x	x	x	x		x
Westcore Plus Bond Fund	x	x	x	x	x		x
Westcore Select Fund	x	x	x	x
Westcore Small-Cap Opportunity Fund	x	x	x	x	x		x
Westcore Small-Cap Value Fund	x	x	x	x	x		x

Proposals

2 (Standardize, Simplify, Modernize and Eliminate Investment Restrictions) (cont’d)
Fund	2G (Modify Real Estate)	2H (Modify Underwriting)	2I (Eliminate Margin Purchases and Short Sales)	2J (Eliminate Controlled Companies)	2K (Eliminate Other Investment Companies)	2L (Eliminate Written or Sold Derivatives)
Westcore Blue Chip Fund	x	x	x	x	x	x
Westcore Colorado Tax-Exempt Fund	x	x	x	x	x	x
Westcore Flexible Income Fund	x	x	x	x	x	x
Westcore Growth Fund	x	x	x	x	x	x
Westcore International Frontier Fund	x	x	x	x	x	x
Westcore Mid-Cap Value Fund	x	x	x	x	x	x
Westcore MIDCO Growth Fund	x	x	x	x	x	x
Westcore Plus Bond Fund	x	x	x	x	x	x
Westcore Select Fund	x	x	x	x	x	x
Westcore Small-Cap Opportunity Fund	x	x	x	x	x	x
Westcore Small-Cap Value Fund	x	x	x	x	x	x

Has my Fund’s board approved the proposals?

Yes, the Board unanimously recommends that shareholders vote FOR all applicable proposals.

Why am I being asked to elect trustees?

The Trustees are your representatives who oversee management and operations of your Fund.  Certain regulations require that a majority of Trustees be elected by shareholders.  In addition, under the 1940 Act, new trustees cannot be appointed by the Trustees to fill vacancies created by an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders.  The Board currently has six (6) members, five (5) of whom have been elected by shareholders.  Two of these directors have informed the Board of their desire to retire from the Board and will not stand for re-election at this meeting.  The Board has determined it to be in the best interest of the Funds and their shareholders to expand the Board to seven (7) members, but the Trustees cannot take this action without shareholder vote due to the 1940 Act restriction noted above.  Four (4) members of the current Board will stand for re-election and three (3) new nominees will stand for election at the Meeting.

Why are you proposing to change the Funds’ fundamental restrictions?

Your Board has reviewed each Fund’s fundamental investment restrictions with the goal of simplifying and conforming them among the Funds.  The proposal seeks shareholder approval of changes that are intended to further these goals and to provide each Fund, while following its investment objectives and strategies, with the flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.  In addition, certain current fundamental restrictions were required under state law at the time of the establishment of the Trust and are no longer required.

How would those revisions affect my Fund?

The revised restrictions do not affect the investment objectives of your Fund, which remain unchanged. The revised restrictions may give your Fund an increased ability to engage in certain activities. However, the proposed modifications are not expected to materially affect the manner in which the Fund is managed, the investment program of the Fund, or the investment performance of the Fund. The Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in the Fund.

What should I do if I receive more than one proxy card?

Because each Fund’s shareholders must vote separately, you are being sent a proxy card for each Fund account that you have.  Please vote on all applicable proposals shown on each proxy card that you receive.

How do I vote my shares?

You can vote your shares by attending the Meeting in person or by completing and signing the enclosed proxy card(s) and mailing the completed proxy card(s) in the enclosed postage paid envelope.  You may also vote your shares by telephone or via the Internet by following the instructions on the attached proxy card(s).  Shareholders of record of each Fund at the close of business on December 19, 2006 (the “Record Date”) will receive notice of and be asked to vote on the proposals, as applicable, presented at the Meeting.  If you need assistance or have any questions regarding the proposals or how to vote your shares, please call 1-800-305-6377.

If the Funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the internet may be revoked at any time before they are voted, in the same manner that proxies voted by mail may be revoked.

Who is paying for the costs associated with the proxy?

The Funds are directly paying for the costs associated with the proxy, pro rata based on the number of shareholder accounts in each Fund.  The annual operating expenses of several Funds are capped under an expense limitation waiver between the Denver Investment Advisors LLC and ALPS Fund Services, Inc., the administrators of each Fund (the “Administrators”) and the Funds.  To the extent the expense limitation waiver applies to a Fund, the Administrators will indirectly pay the proxy costs incurred by that Fund based on the compensation arrangements between the Administrators.

PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting, shareholders of all Funds will be asked to elect seven (7) individuals to constitute the Trust’s Board of Trustees.  These nominees were selected after careful consideration by the Trust’s Nominating and Governance Committee, a committee consisting entirely of Trustees who are not “interested” persons (as defined in Section 2(a)(19) of the 1940 Act) of Denver Investment Advisors LLC (the “Adviser”), ALPS Distributors, Inc. (the “Distributor”), or the Trust (the “Independent Trustees”).  The nominations were approved by all of the current Independent Trustees.

The Board currently consists of six (6) individuals and will be expanded to seven (7) in connection with the vote to be taken at this Meeting.  Four (4) of the seven (7) nominees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed.  The other two (2) current Trustees, Messrs. McNeil S. Fiske and Lyman E. Seely, have informed the Board of their desire to retire from the Board and are not standing for re-election.  Neither Mr. Fiske nor Mr. Seely has declined to stand for re-election because of a disagreement with the Trust on any matter relating to the Trust’s operations, policies, or procedures.  The remaining three (3) nominees were each recommended by a current Independent Trustee.  Each nominee has consented to serve as a Trustee and to being named in this Proxy Statement.  Each Trustee or nominee is not an “interested” person of the Trust, as that term is defined in the 1940 Act.

The seven (7) nominees for election as Trustees who receive the greatest number of votes from shareholders voting in person or by proxy at the Meeting will be elected as Trustees of the Trust.  The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld.

If elected, each Trustee will serve as a Trustee until the next meeting of shareholders, if any, called for the purpose of electing Trustees or until the election and qualification of a successor.  If a Trustee sooner dies, resigns, retires or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position.  If any or all of the nominees should become unavailable for election at the Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Independent Trustees may recommend.

The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees.  Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s organizational documents.  Also, if at any time less than a majority of the Trustees holding office has been elected by the Trust’s shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing Trustees.

The nominees for Trustees and their backgrounds are shown on the following pages.  This information includes each nominee’s name, age, principal occupation(s) during the past five years and other information about the nominee’s professional background, including other directorships the nominee holds.

Director Nominees

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee(4)

INDEPENDENT NOMINEES

Jack D. Henderson Age 79	Chairman and Trustee	Since December 12, 1985	Attorney, Jack D. Henderson, Self-Employed Attorney-at-Law, 1952 to present.	11	None

Mary K. Anstine Age 66	Trustee	Since February 22, 2006	Retired, 2004 to present; President/Chief Executive Officer, HealthONE Alliance, Denver, Colorado, from 1995 to September 2004	11	Ms. Anstine is a Trustee of Financial Investors Trust; and Reaves Utility Income Fund.

Vernon L. Hendrickson Age 60	Nominee	N/A	Retired, March 2006 to present; Director, Craig Hospital, from April 1998 to March 2006 (Chairman of the Board from April 2004 to March 2005); District Manager, Wells Fargo Co., from 1990 to 2002.	11	None

James B. O’Boyle Age 78	Trustee	Since December 12, 1985	Business Consultant, 1986 to present.	11	None

Rick A. Pederson Age 54	Nominee	N/A	President, Foundation Properties, Inc., 1994 to present; Partner, Western Capital Partners, 2000 to present.(5)	11	None.

Robert L. Stamp Age 74	Trustee	Since December 12, 1985	Retired.	11	None

Janice M. Teague Age 52	Nominee	N/A	Retired, June 2003 to present; Vice President, Secretary, and Assistant Secretary, Berger Financial Group LLC, from October 1996 to May 2003; Vice President, Secretary, and Assistant Secretary, Berger Funds, from September 1996 to May 2003; Vice President and Secretary, Berger Distributors, LLC, from August 1998 to May 2003; Vice President, Secretary and Treasurer, Berger/Bay Isle LLC, from September 1999 to December 2002; Vice President and Secretary, Bay Isle Financial LLC, from January 2002 to December 2002.	11	None

(1)          Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

(2)          Each trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the trustee dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s Code of Regulations; or (c) the Trust terminates.

(3)          The Fund Complex includes funds with a common investment adviser or an adviser that is an affiliated person. There are currently thirteen Funds in the Fund Complex, including eleven Westcore Funds, Blue Chip Value Fund, Inc. and Dunham Small-Cap Value Fund, which are also advised or subadvised by Denver Investment Advisors LLC.

(4)          Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

(5)          Mr. Pederson also served as a director of ALPS Holdings, Inc., parent of ALPS Fund Services, Inc. and of ALPS Distributors, Inc., until September 30, 2005.

General Information Regarding The Board Of Trustees

The Trust is governed by the Board of Trustees, which is responsible for major decisions relating to each Fund’s investment objective(s), policies and techniques.  The Board also supervises the operation of the Funds by officers of the Funds and the Adviser (which is responsible for the Trust’s day-to-day operations).  The Board meets periodically throughout the year to oversee the Trust’s activities, review each Fund’s investment performance and the quality of other services, including administration, distribution, and shareholder servicing, provided to each Fund and its shareholders by the Adviser, Administrators, and any affiliates of the Adviser or Administrators.

At least annually, the Trustees review and evaluate the fees and operating expenses paid by each Fund for these services and negotiate such changes as they deem appropriate.  In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, and other experts as appropriate, all of whom are selected by the Independent Trustees.  The Independent Trustees vote separately to approve all financial arrangements and other agreements with each Fund’s Adviser and Administrators and any affiliates of the Adviser or Administrators.  The Trust’s Independent Trustees meet regularly in executive session.

The Board held five (5) regular meetings and one (1) special meeting during the Trust’s fiscal year ended May 31, 2006, and has held two (2) regular meetings during the current fiscal year ending December 31, 2006.  Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

The Board of Trustees proposed for election at the Meeting will be comprised of seven (7) Independent Trustees.  Because of the merger of three Aristata funds into the Westcore Funds in November

2004 and the related acquisition of the adviser to the Aristata Funds by Denver Investment Advisors LLC on July 1, 2004, at least 75% of the board members of the Trust must be “independent” until June 30, 2007.  If the slate of nominees is approved by the shareholders, 100% of the Board will be Independent Trustees.

Standing Committees Of The Board of Trustees

The Board has established three standing committees, i.e., Audit, Legal Compliance, and Nominating and Governance.

The Audit Committee annually considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Committee considers the engagement and compensation of the independent auditors.  The Committee ensures receipt from the independent auditors of a formal written statement that delineates the relationships between the independent auditors and the Trust, consistent with Independence Standards Board Standard No. 1.  The Committee also meets with the independent auditors at least once each year outside the presence of management representatives to review the scope and results of the audit and shall meet otherwise as requested by the Committee’s Chairman or the independent auditors.  The Audit Committee is comprised of all the current Independent Trustees; Messrs. Henderson, Fiske, O’Boyle, Stamp and Seely, and Ms. Anstine.  Messrs. Fiske and Seely are not standing for re-election.  The Audit Committee met one time during the fiscal year ended May 31, 2006, and has met once during the current fiscal year ending December 31, 2006.

The Legal Compliance Committee is established by and among the Board for the purpose of receiving reports of evidence of Material Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto.  The Legal Compliance Committee shall meet as often as it deems necessary to perform its duties and responsibilities as set forth under its guidelines.  The Legal Compliance Committee is comprised of Messrs. Fiske, O’Boyle and Stamp, and Ms. Anstine, each of whom is an Independent Trustee, each of whom also serve on the Audit Committee.  Mr. Fiske is not standing for re-election.  The Legal Compliance Committee did not meet during the fiscal year ended May 31, 2006, and did not meet during the current fiscal year ending December 31, 2006.

The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust.  The Nominating and Governance Committee is comprised of Messrs. Henderson, Fiske, O’Boyle, Stamp, and Seely, and Ms. Anstine, each of whom is an Independent Trustee.  Messrs. Fiske and Seely are not standing for re-election.  The Nominating and Governance Committee met twice during the fiscal year ended May 31, 2006, and met four times during the current fiscal year ending December 31, 2006.  A copy of the charter of the Nominating and Governance Committee is attached as Exhibit A.

Each Trustee attended at least 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which such Trustee served as a trustee) and (2) the total number of meetings held by all committees of the Board on which such Trustee served (during the periods for which such Trustee served as a committee member).

Shareholder Nomination Policy

The Nominating and Governance Committee Charter states that the Nominating and Governing Committee will seek individuals qualified to become board members for recommendation to the Board of Trustees, including evaluating persons suggested by shareholders or other sources it deems appropriate.  Any recommendation by a shareholder must be submitted in writing to the Nominating and Governance Committee in care of the Trust’s Treasurer at Westcore Funds, c/o Denver Investment Advisors LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202 and should include at a minimum the following information as to each individual proposed for nomination as trustee:  such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the Securities Exchange Act of 1934, as amended, and the Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate’s qualifications.

Share Ownership of the Adviser or Affiliates

No current director or nominee has made any purchases or sales of securities of the Adviser or its parents, or the Adviser’s subsidiaries or any parent’s subsidiaries since the beginning of the most recently completed fiscal year.

Share Ownership of the Funds

The Trustees believe that each Trustee should invest in one or more Funds (but not necessarily all) for which he or she serves as Trustee, to the extent the Trustee is directly eligible to do so.  The amount of such investment, and the Fund(s) in which a Trustee determines to invest, will be dictated by the Trustee’s individual financial circumstances and investment goals.

The table below sets forth the dollar range of equity securities of each Fund owned directly or beneficially as of September 30, 2006 by each Trustee and by each other nominee for election at the Meeting.  As of that date, all other nominees, Trustees, and executive officers of the Funds individually and as a group owned less than 1% of the outstanding shares of each Fund, except for Westcore MIDCO Growth Fund, where they own a total of 2.13% of the outstanding shares, and Westcore Small-Cap Opportunity Fund, where they own a total of 4.13% of the outstanding shares.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee or to be Overseen By Nominee

INDEPENDENT NOMINEES

Jack D. Henderson, Chairman / Trustee

Westcore MIDCO Growth Fund
     $10,001-50,000

Westcore Growth Fund
     $50,001-100,000
Westcore Small-Cap Value Fund
     $10,001-50,000
Westcore Plus Bond Fund
     $50,001-100,000
Westcore Flexible Income Fund
     $10,001-50,000
Westcore Mid-Cap Value Fund
     $10,001-50,000

Westcore Colorado Tax-Exempt Fund
     $10,001-50,000
Westcore Blue Chip Fund
     $10,001-50,000
All other Funds:  None

Over $100,000

Mary K. Anstine, Trustee	Westcore MIDCO Growth Over $100,000 Westcore Plus Bond $10,000-50,000 Westcore Small-Cap Opportunity Over $100,000 Westcore Colorado Tax-Exempt Fund Over $100,000 All other Funds: None	Over $100,000

Vernon L. Hendrickson, Nominee	None	None

James B. O’Boyle, Trustee	Westcore Growth Fund $10,001-50,000 Westcore Mid-Cap Value Fund $10,001-50,000 Westcore Small-Cap Value Fund $1-10,000 Westcore Colorado Tax-Exempt Fund $10,001-50,000 All other Funds: None	$50,001-100,000

Rick A. Pederson, Nominee	None	None

Robert L. Stamp, Trustee

Westcore Growth Fund
     $10,001-50,000
Westcore Small-Cap Opportunity Fund
     $50,001-100,000
Westcore Colorado Tax-Exempt Fund
     $10,001-50,000
Westcore Small-Cap Value Fund
     $10,001-50,000
All other Funds:  None

Over $100,000

Janice M. Teague, Nominee	None	None

Compensation Of Trustees

Each Trustee receives an annual fee of $16,000 plus $1,000 for each Board and Audit Committee meeting attended.  Each Trustee receives $1,000 for all other Committee meetings attended unless such meetings are held on the same day as a Board or Audit Committee meeting, then only the Board or Audit Committee meeting fee(s) would apply.  Each Trustee is reimbursed for expenses incurred in attending meetings.  The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity.

The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended May 31, 2006:

Name of Person / Position	Aggregate Compensation from the Trust		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex(1)

INDEPENDENT TRUSTEES
Jack D. Henderson, Chairman / Trustee	$26,448	(2)	$0	$26,448	(2)
McNeil S. Fiske, Trustee	$22,000	(3)	$0	$22,000	(3)
James B. O’Boyle, Trustee	$22,000		$0	$22,000
Robert L. Stamp, Trustee	$22,000		$0	$22,000
Lyman E. Seely, Trustee	$25,999	(4)	$0	$25,999	(4)
Kenneth V. Penland, Trustee(5)	$12,000		$0	$18,750	(6)
Mary K. Anstine Trustee(7)	$6,000		$0	$6,000

(1)          The Fund Complex, at the close of its fiscal year, includes funds with a common investment adviser, adviser, or sub-adviser which is an affiliated person.  There were thirteen funds in the Fund Complex: the eleven Westcore Funds currently offered to the public and the Blue Chip Value Fund and Dunham Small-Cap Value Fund, each of which is advised or sub-advised by the Adviser.

(2)          Mr. Henderson was reimbursed $448 for general out of pocket expenses associated with meetings and conference calls with other board members.

(3)          A portion of this has been deferred at the election of Mr. Fiske.  The total amount of deferred compensation (including interest) accrued for Mr. Fiske during the fiscal year ended May 31, 2006, is $13,454.42.

(4)          Mr. Seely was reimbursed $3,999 for travel expenses associated with his attendance at Board and Audit Committee meetings.

(5)          Effective November 14, 2005, Mr. Penland ceased serving as a Trustee of the Westcore Trust.

(6)          Includes $6,750 Mr. Penland received as a Director of Blue Chip Value Fund Inc. for the period June 1, 2005 through November 14, 2005.

(7)          Effective February 22, 2006, Ms. Anstine was elected as a Trustee of the Westcore Trust.

Each Trustee is entitled to participate in the Trust’s Deferred Compensation Plan (the “Plan”).  Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments.  Deferral of Trustees’ fees will not obligate the Trust to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.  The Trust may invest in underlying securities without shareholder approval.

Officers

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Todger Anderson, CFA Age 62	President	Since February 18, 2005

Chairman, Denver Investment Advisors, LLC, January 2005 to present; President and Executive Manager, Denver Investment Advisors, LLC, April 1995 to January 2005; prior thereto, President and Director of Portfolio Management, Denver Investment Advisors, Inc.; Portfolio Manager, Westcore MIDCO Growth Fund, August 1986 through May 2005; Portfolio Co-Manager, Westcore Select Fund, December 2001 through May 2005.

Jasper R. Frontz, CPA, CFA Age 38	Treasurer Chief Compliance Officer	Since February 12, 1997 Since September 29, 2004

Treasurer, November 1997 to present, Chief Compliance Officer, September 2004 to present, Blue Chip Value Fund, Inc.; Vice President, May 2000 to present, and Director of Mutual Fund Administration, Denver Investment Advisors LLC, June 1997 to present; Registered Representative, ALPS Distributors, Inc., 1995 to present.

Wade Clouse, Age 30	Assistant Treasurer	Since November 15, 2004

Mr. Clouse is a Fund Controller of ALPS Fund Services, Inc. and prior to holding this position, he was a Fund Accountant from 1999-2004. Assistant Treasurer, Utopia Funds, from 2005 to present. Formerly Assistant Secretary, Ameristock Funds during 2005 and Davis Park Series Trust from 2004 to 2005.

Tané T. Tyler Age 41	Secretary	Since February 18, 2005

Ms. Tyler is General Counsel of ALPS Fund Services, Inc. and ADI. She also serves as Secretary for other mutual fund clients of ALPS. Formerly Vice President and Associate Counsel, Oppenheimer Funds, Inc., from January 2004 to August 2004 and Vice President and Assistant General Counsel, INVESCO Funds Group, Inc. from September 1991 to December 2003.

(1)          Each officer may be contacted by writing to the officer, c/o Westcore Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

(2)          Each officer is typically elected for a term of one year, serving until the earliest of: (a) the election of his or her successor; (b) the date the officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s Code of Regulations; or (c) the Trust terminates.

Officer Compensation

Effective October 1, 2004, the Trustees appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Adviser.  The Trustees annually determine the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

Denver Investment Advisors LLC, of which Mr. Anderson, President of the Trust, is both a member and Chairman and Mr. Frontz, Treasurer of the Trust, is Vice President and Director of Mutual Fund Administration, receives compensation from the Adviser and co-administrator.  ALPS Fund Services, Inc. (“ALPS”), of which Mr. Clouse and Ms. Tyler are employees, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, ADI, serves as distributor to the Trust.

Except for the Chief Compliance Officer, no employee of ADI, ALPS, or Denver Investment Advisors LLC receives any compensation from the Trust for acting as an officer or Trustee.

The following chart provides certain information about the officer fees paid by the Trust for the fiscal year ended May 31, 2006:

Name of Person/ Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex(1)
Jasper R. Frontz, Chief Compliance Officer	$73,665	$0	$92,083	(2)

(1)          The Fund Complex, at the close of its fiscal year, includes funds with a common investment adviser, adviser, or sub-adviser which is an affiliated person.  There were thirteen funds in the Fund Complex: the eleven Westcore Funds currently offered to the public and the Blue Chip Value Fund and Dunham Small-Cap Value Fund, each of which is advised or sub-advised by the Adviser.

(2)          Includes $18,418 Mr. Frontz received as Chief Compliance Officer of Blue Chip Value Fund, Inc.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail.  Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office.  All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board, as applicable.  If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.  The Trustees may further develop and refine this process as deemed necessary or desirable.

The Board of Trustees, including all of the Independent Trustees, unanimously recommends that shareholders of each fund vote for each nominee.

PROPOSAL 2:  MODERNIZE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS

About the Funds’ Investment Policies

The Funds have adopted certain investment restrictions or policies that are “fundamental,” meaning that as a matter of law they cannot be changed without shareholder approval. Restrictions and policies that the Funds have not designated as being fundamental are considered to be non-fundamental and may be changed by the Board without shareholder approval. All mutual funds are required to adopt fundamental policies with respect to a limited number of matters.

Modernizing the Funds’ Investment Policies

The Board, together with the Adviser, has reviewed the Funds’ current fundamental restrictions and has concluded that certain restrictions should be modified or eliminated based on the development of new practices and changes in applicable law and to facilitate administration of the Funds. Over time, the Funds have adopted fundamental restrictions to reflect certain regulatory, business or industry conditions. Changes in applicable law now permit investment companies like the Funds to eliminate certain of these restrictions. Some of the Funds’ current restrictions may also limit a Fund from investing in a security that is both consistent with its investment objective and considered by the portfolio manager to be a good investment for such Fund.  Some of the Funds’ current restrictions also contain ambiguous or unclear language and terminology that could be clarified or eliminated.

The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made to simplify the language of the restriction or standardize the language among the Funds. The proposed modifications are expected to facilitate the management of the Funds’ assets and simplify the process of monitoring compliance with investment restrictions. With this proposal, the Board intends to provide the Funds with a set of investment restrictions that reflect the current legal and investment environments, and will not unnecessarily restrict the Funds’ investments.

No Change to Your Funds’ Investment Objectives

The revised restrictions do not affect the investment objectives of the Funds, which remain unchanged. The revised restrictions may give the Funds an increased ability to engage in certain activities. However, the proposed modifications are not expected to materially affect the manner in which the Funds are managed, the investment program of the Funds, or the investment performance of the Funds. The Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in the Funds.

What You Should Consider

You are being asked to vote on the changes recommended by the Board because the restrictions are fundamental and may be changed only with shareholder approval, as required by the 1940 Act. The Board expects that you will benefit from the proposed changes to your Fund’s fundamental investment restrictions in several ways, including:

•                  The proposed changes expand the range of investment opportunities and techniques available to manage the Fund’s portfolio.

•                  The Board will have additional flexibility to respond more quickly to new developments and changing trends in the marketplace when it determines that a response is both appropriate and prudent.

•                  By minimizing the number of policies that can be changed only by shareholder vote, the Board will have greater flexibility to modify policies of the Fund, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with holding a shareholder meeting when making changes to investment policies that, at a future time, the Board considers to be in the best interests of the Fund.

•                  The proposed changes to the Fund’s investment restrictions are designed to produce a clearer, more concise and streamlined set of restrictions, which also will facilitate the compliance efforts of the Fund.

A.                                    To Modify the Fundamental Investment Restriction on Borrowing and the Issuance of Senior Securities.

Funds Affected:  All

If shareholders approve Proposal 2A, each Fund’s current fundamental investment restriction on borrowing and the issuance of senior securities, set forth in Exhibit B to this Proxy Statement, would be modified to read as follows:

“The Fund may not borrow money or issue senior securities, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money.  Currently, no Fund may borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund’s total assets at the time of such borrowing.  Additionally, no Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.  Finally, securities held in escrow or separate accounts in connection with a Fund’s investment practices as described in the Fund’s offering documents are not deemed to be pledged for purposes of this limitation.

The 1940 Act also requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may issue “senior securities.” The term “senior securities” generally refers to evidence of indebtedness of fund obligations that have a priority over a fund’s common stock with respect to the distribution of fund assets or the payment of dividends. Section 18(f)(1) of the 1940 Act prohibits every mutual fund from issuing any senior securities except for bank borrowings (which meet the 300% coverage test discussed below). The rules adopted by the SEC also permit a fund to issue multiple classes of shares to be used in different distribution channels each of which may be subject to different expenses and, therefore, may pay different dividends.

The staff of the SEC has articulated certain guidelines under which it will not treat certain leveraged transactions as senior securities. These transactions include: reverse repurchase agreements, purchasing “when issued” securities, selling securities short, buying and selling financial futures contracts and selling put and call options. The SEC will not treat any of these as senior securities provided the transaction is “covered” to limit the potential leverage. A fund generally can cover its risk either by owning the instrument underlying the transaction or by segregating or earmarking on its books and records liquid securities equal in value to the fund’s potential exposure.

The proposed modifications would permit borrowing and the issuance of senior securities to the fullest extent permitted under the 1940 Act, including any exemptive relief. This would expand the authority of a Fund to borrow compared to the current restriction. Under the 1940 Act, a fund may borrow from banks, provided that the net assets of the fund plus the amount of all borrowings is no less than 300%

of the amount of such borrowings. The fund is required to be able to restore asset coverage within three days, if it should decline to less than 300%. In addition, the 1940 Act permits a fund to borrow, on a temporary basis, up to 5% of its assets from non-banks.

If the proposed modifications are approved by the shareholders of a Fund, the Fund intends to adopt a non-fundamental policy that will be identical to the Fund’s current fundamental policy described above, except that the threshold borrowing limitation (including reverse repurchase agreements) at which the Fund will not purchase securities will be raised from 5% to 10% of its total assets.

Each of the Funds is already permitted to borrow under its current restrictions, and is thus currently subject to risks associated with borrowing. Nonetheless, if this expanded authority were exercised, each Fund would be subject to a greater degree of risk associated with borrowing, including the risks of leveraging. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

B.                                    To Modify the Fundamental Investment Restriction on Commodities and Eliminate the Fundamental Investment Restriction on Oil, Gas, and Mineral Programs.

Funds Affected:  All

If shareholders approve Proposal 2B, the Funds’ current fundamental investment restriction on investments in oil, gas, and mineral programs, set forth in Exhibit B to this Proxy Statement, would be eliminated and the Funds’ current fundamental investment restriction on commodities, set forth in Exhibit B to this Proxy Statement, would be modified to read as follows:

“The Fund may not purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts, except to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of commodities. Each Fund’s current restriction generally prohibits the purchase or sale of commodities as noted in the chart in Exhibit B. For example, none of the Westcore Equity or Westcore Bond Funds (other than the Westcore Colorado Tax-Exempt Fund) may purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contracts and related options. In addition, the Westcore Colorado Tax-Exempt Fund is currently subject to the same restriction, but is also prohibited from purchasing or selling futures contracts and related options.

There is no federal requirement that the Funds have an affirmative restriction on oil, gas, or mineral-related investments or programs. Moreover, there is no requirement that any restriction that they do have regarding these investments be categorized as fundamental. The fundamental policy was derived from state laws that have been preempted by amendments of federal securities laws. In order to maximize each Fund’s investment flexibility, this portion of the existing restriction relating to oil, gas, or mineral-related programs should be eliminated.

The proposed modifications would make the current restriction uniform among all Funds and  clarify the types of commodity and derivative transactions that are permissible uniformly among each Fund. If this authority were exercised, however, the Funds would be subject to risks associated with financial futures contracts, which entail leverage risks and the risk that a Fund portfolio’s position in a futures contract may be illiquid at certain times. In addition, to the extent that each Fund would potentially make equity investments in companies in the precious metals and natural resources industries, it may be subject to risks relating to these commodities. These risks include international, political and economic developments, inflation, and other factors. A Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors.

C.                                    To Modify the Fundamental Investment Restriction on Concentration.

Funds Affected:  All

If shareholders approve Proposal 2C, the Funds’ current fundamental investment restriction on concentration, set forth in Exhibit B to this Proxy Statement, would be modified to read as follows:

“The Fund may not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, except the Fund may (a) concentrate in accordance with the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time, and (b) concentrate in obligations issued or guaranteed by the United States government, its agencies, or instrumentalities.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may concentrate investments in a particular industry or group of industries. As noted in the chart in Exhibit B, for example, none of the  Westcore Equity or Westcore Bond Funds (other than the Westcore Colorado Tax-Exempt Fund) may purchase any securities that would cause 25% or more of the Fund’s total assets at the time of the purchase to be invested in the securities of one or more issuers conducting their principal business activities in a single industry. The Funds’ current restriction makes an exception for (a) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas and telephone will each be considered a separate industry.  Currently, the Westcore Colorado Tax-Exempt Fund may not purchase any securities, except securities issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

The proposed modifications make the restriction uniform among all Funds, while still leaving flexibility in the restriction for changes in or interpretations of the definition of “concentrated” under the 1940 Act.  Other than the Colorado Tax-Exempt Fund, there is no Fund in the complex that currently “concentrates” its investments, and no other Fund currently intends to concentrate its investments.

For the purposes of this limitation, the Trust currently intends to use the Bloomberg Industry Subgroups classification titles. The Trust may use other classification titles, standards, and systems from time to time, as it determines to be in the interests of shareholders.

D.                                    To Modify the Fundamental Investment Restriction on Diversification.

Funds Affected:  All except the Westcore Colorado Tax-Exempt and the Westcore Select Fund (each a “Diversified Fund” and collectively, the “Diversified Funds”).

If shareholders approve Proposal 2D, each Diversified Fund’s current fundamental investment restriction on diversification, set forth in Exhibit B to this Proxy Statement, would be modified to read as follows:

“Except to the extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, and as such statute, rules, regulations or orders may be amended from time to time, no Fund may purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to state whether it is diversified or non-diversified. Each Diversified Fund has elected to be classified as a diversified fund. This means that its assets are subject to stricter limits on the amount of assets that can be invested in any one issuer. The proposed modifications reflect the current diversification requirements of the 1940 Act. As noted in the chart in Exhibit B, for example, none of the Westcore Equity or Westcore Bond Funds (other than the Westcore Colorado Tax-Exempt Fund and the Select Fund) may purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations.

The proposed modifications revise the restriction to apply the diversification test subject to any subsequent changes to the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief.

E.                                      To Eliminate a Fundamental Investment Restriction on Diversification of a Non-Diversified Fund.

Funds Affected:  The Westcore Colorado Tax-Exempt Fund

If shareholders approve Proposal 2E, the current fundamental investment restriction on diversification of the Westcore Colorado Tax-Exempt Fund, set forth in Exhibit B to this Proxy Statement, would be eliminated.

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to state whether it is diversified or non-diversified. The Westcore Colorado Tax-Exempt Fund has elected to be classified as a non-diversified fund. This means that its assets are not subject to stricter limits applicable to diversified funds on the amount of assets that can be invested in any one issuer discussed in Proposal 2D.  As noted in the chart in Exhibit B, the Westcore Colorado Tax-Exempt Fund may not purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund’s total assets may be invested without regard to this 5% limitation provided that not more than 25% of the value of the Fund’s total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions.

There is no 1940 Act requirement that a non-diversified fund have an affirmative restriction on this subject. Moreover, there is no requirement that any restriction that they do have regarding these investments be categorized as fundamental. The fundamental policy is not necessary because it duplicates the diversification requirements imposed on mutual funds, such as the Westcore Funds, that seek to qualify as a “regulated investment company” (RIC) under the Internal Revenue Code of 1986.  Qualification as a RIC allows the mutual fund shareholder to generally be subject to one layer of taxation, rather than two.  In order to maximize the Fund’s investment flexibility, this restriction should be eliminated.

F.                                      To Modify the Fundamental Investment Restriction on Loans, Repurchase Agreements and Loans of Portfolio Securities.

Funds Affected:  All

If shareholders approve Proposal 2F, the Funds’ current fundamental investment restriction on loans, set forth in Exhibit B to this Proxy Statement, would be modified to read as follows:

“The Fund may not make loans, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, and orders may be amended from time to time.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may lend. The Funds’ current restriction prohibits loans, except in certain circumstances as noted in the chart in Exhibit B. For example, none of the Westcore Equity or Westcore Bond Funds (other than the Westcore Colorado Tax-Exempt Fund) may make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.  In addition, the Westcore Colorado Tax-Exempt Fund may not make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.  A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The 1940 Act treats these agreements as loans.

Each Fund is already permitted to lend its portfolio securities under its current restrictions, and is thus currently subject to risks associated with securities lending. The risks include the risk of loss arising from the investment of collateral and/or the failure of a borrower to return the borrowed securities at the end of the loan.

The proposed modifications simplify the current restriction by eliminating various exceptions, by making the restriction uniform among all Funds and by allowing each Fund to lend to the fullest extent permitted under the 1940 Act.

G.            To Modify the Fundamental Investment Restriction on Real Estate.

Funds Affected:  All

If shareholders approve Proposal 2G, the Funds’ current fundamental investment restriction on investing in real estate, set forth in Exhibit B to this Proxy Statement, would be modified to read as follows:

“The Fund may not purchase or sell real estate, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.  The Fund may also purchase and sell securities of issuers that deal in real estate and may purchase  and sell securities that are secured by interests in real estate.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. The Funds’ current restrictions generally prohibit investments in real estate, except under certain circumstances as noted in the chart in Exhibit B. For example, no Fund may purchase or sell real estate, except that each fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.  Under the proposed modification, the Funds would continue to be able to purchase securities that are secured by interests in real estate to the fullest extent permitted under the 1940 Act.

Under the 1940 Act, the primary restriction on direct investments in real estate, to the extent such investments are deemed to be illiquid, is 15% of the net asset value of the applicable fund.

The proposed modifications revise the restriction to apply the test based on the standards of the 1940 Act.

H.            To Modify the Fundamental Investment Restriction on Underwriting.

Funds Affected:  All

If shareholders approve Proposal 2H, the Funds’ current fundamental investment restriction on underwriting, set forth in Exhibit B to this Proxy Statement, would be modified to read as follows:

“The Fund may not act as an underwriter of another company’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of securities owned by the Fund.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the business of underwriting securities issued by other persons. This requirement is in recognition of the fact that the business of purchasing securities for the purpose of engaging in a distribution of the securities to the public (i.e., the business of underwriting securities) involves significantly different risks than the business of purchasing and subsequently selling securities as part of the business of investing in securities. Under the Federal securities laws, the term “underwriting” is construed broadly and could include the purchase and resale of securities by a fund in circumstances in which such securities were not registered under the Federal securities laws when initially purchased by the fund. Similarly, in circumstances in which a fund invests a substantial portion of its assets in the securities of one or more other investment companies, the fund might be deemed to be an underwriter of the securities of the other investment companies.

The Funds’ current restriction states that no Fund may act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed underwriting. The exception in the restriction refers to a technical provision of the Securities Act of 1933, as amended, which deems certain persons to be “underwriters” if they purchase a security from the issuer and later sell it to the public. Although none of the Funds purchases securities with a view towards distribution of such securities, a Fund may from time to time purchase and resell “restricted” securities or invest in shares of other investment companies. The proposed changes to each Fund’s investment restriction on underwriting securities of others, as set forth in Exhibit B, is intended to clarify that such activities will not violate the Fund’s fundamental restriction prohibiting the Fund from engaging in the business of underwriting the securities issued by another person. The proposed modifications expand the scope of permissible activities beyond investments in restricted securities.

I.              To Eliminate the Fundamental Investment Restriction on Margin Purchases and Short Sales.

Funds Affected:  All

If shareholders approve Proposal 2I, the Funds’ current fundamental investment restriction related to margin purchases and short sales of securities, set forth in Exhibit B to this Proxy Statement, would be eliminated.

Discussion of Proposed Modifications.  There is no federal requirement that the Funds have an affirmative restriction on this subject. Moreover, there is no requirement that any restriction that they do have regarding these investments be categorized as fundamental. The fundamental policy was derived from state laws that have been preempted by amendments of federal securities laws. In order to maximize the Fund’s investment flexibility, this restriction should be eliminated. The Funds’ ability to make purchases on margin and to engage in short sales will remain subject to other limitations imposed by the 1940 Act, such as the leverage limitation described in connection with Proposal 2.A, above.

J.             To Eliminate the Fundamental Investment Restriction on Controlled Companies.

Funds Affected:  All

If shareholders approve Proposal 2J, the current fundamental investment restriction for all Westcore Funds related to the purchase of securities of companies for the purpose of exercising control, set forth in Exhibit B to this Proxy Statement, would be eliminated.

Discussion of Proposed Modifications.  There is no federal requirement that the Funds have an affirmative restriction on this subject. Moreover, there is no requirement that any restriction that they do have regarding these investments be categorized as fundamental. The fundamental policy is not necessary since affiliated transactions are governed under Section 17 of the 1940 Act. In order to maximize the Fund’s investment flexibility consistent with applicable regulations on affiliated transactions, this restriction should be eliminated.

K.            To Eliminate the Fundamental Investment Restriction on the Acquisition of Other Investment Companies.

Funds Affected: All

If shareholders approve Proposal 2K, the current fundamental investment restriction for all Westcore Funds related to the acquisition of any other investment company or investment company security, set forth in Exhibit B to this Proxy Statement, would be eliminated.

Discussion of Proposed Modifications.  There is no federal requirement that the Funds have an affirmative restriction on this subject. Moreover, there is no requirement that any restriction that they do have regarding these investments be categorized as fundamental. The fundamental policy was derived from state laws that have been preempted by amendments of federal securities laws. In order to maximize each Fund’s investment flexibility, this restriction should be eliminated.  The Funds’ ability to invest in other investment companies will remain subject to other limitations imposed by the 1940 Act, such as Section 12(d)(1) of the 1940 Act,  Section 12(d)(1) imposes diversification requirements on mutual funds, but is itself subject to numerous rules, orders, and exemptive relief that limit the applicability of those diversification requirements.

L.            To Eliminate the Fundamental Investment Restriction on Written or Sold Derivatives

Funds Affected:  All

If shareholders approve Proposal 2L, the current fundamental investment restriction for all Westcore Funds related to writing or selling put options, call options, straddles, spreads or any combination thereof, set forth in Exhibit B to this Proxy Statement, would be eliminated.

Discussion of Proposed Modifications.  There is no federal requirement that the Funds have an affirmative restriction on this subject. Moreover, there is no requirement that any restriction that they do have regarding these investments be categorized as fundamental. The fundamental policy was derived from state laws that have been preempted by amendments of federal securities laws. In order to maximize each Fund’s investment flexibility, this restriction should be eliminated. The Funds’ ability to write or sell derivatives will remain subject to other limitations imposed by the 1940 Act such as the leverage limitation described in connection with Proposal 2.A, above.  In addition, if this proposal is approved by the shareholders of the Westcore Colorado Tax-Exempt Fund, the Board intends to adopt a non-fundamental policy for the Westcore Colorado Tax-Exempt Fund prohibiting such activities.

The Board of Trustees unanimously recommends that shareholders of each Westcore Fund vote “FOR” modernizing the Fund’s fundamental investment policies.

ADDITIONAL INFORMATION

Quorum And Voting

Each holder of a whole or fractional share shall be entitled to one vote for each whole or fractional dollar value of net asset value held in such shareholder’s name.  Shares of each class of each Fund issued and outstanding as of the Record Date are indicated in the following table:

Fund	Number of Shares
Westcore Blue Chip Fund	4,612,717,463
Westcore Colorado Tax-Exempt Fund	4,985,071,934
Westcore Flexible Income Fund	25,330,190,952
Westcore Growth Fund	20,521,473,796
Westcore International Frontier Fund	2,476,836,090
Westcore Mid-Cap Value Fund	4,170,070,715
Westcore MIDCO Growth Fund	21,765,022,372
Westcore Plus Bond Fund	67,712,814,119
Westcore Select Fund	1,377,076,472
Westcore Small-Cap Opportunity Fund	611,636,639
Westcore Small-Cap Value Fund	4,470,600,269

If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company or other financial intermediary, that financial intermediary may request that you instruct it how to vote the shares you beneficially own.  Your financial intermediary will provide you with additional information.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares.  At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions.  A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers.  In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.  This practice is commonly referred to as “echo voting.”

A majority of the outstanding shares entitled to vote at the Meeting with respect to each Fund or the Trust, as applicable, shall be a quorum for the transaction of business at the Meeting.  Any lesser number is sufficient for adjournments.  Quorum with respect to each proposal is described in greater detail below.  In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting with respect to the Trust as to one or more Funds, as applicable, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that proposal.  Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Trust or the applicable Fund, present in person or by proxy at the Meeting.  The persons named as proxies will vote the proxies (including broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interests of shareholders of the Trust or the applicable Fund.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and “broker non-votes” are treated as shares that are present, but will not be voted for or against any adjournment or proposal.  For purposes of voting on a proposal, abstentions and “broker non-votes” will not be counted in favor of, but will have no other effect on, Proposal 1, for which the required vote is a plurality (the greatest number) of the votes cast.  For all Proposals except Proposal 1, abstentions and “broker non-votes” effectively will be votes against these Proposals.

Proposal 1: Electing Trustees

Shareholders of each Fund will vote together.  The presence in person or by proxy of the holders of record of a majority of the Funds’ aggregate total shares outstanding and entitled to vote constitutes a quorum at the Meeting with respect to this Proposal.

Proposal 2:  Modernization Of Fundamental Investment Policies, Each Westcore Fund

Shareholders of each Westcore Fund will vote together as a separate group.  The presence in person or by proxy of the holders of record of a majority of such Westcore Fund’s aggregate total shares outstanding and entitled to vote constitutes a quorum with respect to such Fund’s consideration of this Proposal.

Fund Service Providers

Who serves as my fund’s investment adviser?

Denver Investment Advisors LLC (the “Adviser”), with principal offices at 1225 17th Street, Suite 2600, Denver, Colorado, 80202, serves as the investment adviser of each fund pursuant to an Amended and Restated Investment Advisory Agreement with the Trust.

Who serves as my fund’s distributor?

ADI, with principal offices at 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as the distributor of each fund’s shares pursuant to a Distribution Agreement with the Trust.

Who serves as my fund’s administrator?

ALPS and Denver Investment Advisors LLC serve as co-administrators for each fund pursuant to a Co-Administration Agreement with the Trust.

Who serves as my fund’s transfer agent?

ALPS, with its principal offices at 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as transfer agent for each fund pursuant to a Transfer Agency Agreement with the Trust.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as the Trust’s independent registered public accounting firm.  Representatives of Deloitte are expected to be present at the Meeting, will be given the opportunity to make a statement at the Meeting if they desire to do so, and are expected to be available to respond to appropriate questions.

The following is a summary of certain audit and non-audit fees incurred by the Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust for each of the last two (2) fiscal years of the Trust:

Audit Fees:  For the Trust’s fiscal years ended May 31, 2006 and May 31, 2005, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements were $88,750 for the fiscal year ended May 31, 2006 and $90,974 for the fiscal year ended May 31, 2005.

Audit-Related Fees:  For the Trust’s fiscal years ended May 31, 2006 and May 31, 2005, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported as “Audit Fees” above.

Tax Fees:  For the Trust’s fiscal years ended May 31, 2006 and May 31, 2005, aggregate fees of $25,080 and $23,650 respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

All Other Fees:  No fees were billed to the Trust by the principal accountant for services other than the services reported above for the Trust’s fiscal years ended May 31, 2006 and May 31, 2005.

The Trust’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and non-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.  No services described above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate non-audit fees of $25,080 were billed by the Trust’s principal accountant for services rendered to the Trust and to the Trust’s investment adviser for the Trust’s fiscal year ended May 31, 2006 and aggregate non-audit fees of $23,650 were billed by the Trust’s principal accountant for services rendered to the Trust and to the Trust’s investment adviser for the Trust’s fiscal year ended May 31, 2005.  The Audit Committee has considered whether the provision of non-audit services to the Adviser or to any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that were not pre-approved by the Audit Committee of the Trust is compatible with the principal accountant’s independence, noting that no such services were rendered during each of the last two (2) fiscal years of the Trust.

Share Ownership

The following tables set forth the accounts with more than 5% of each Fund’s shares as of November 30, 2006. To the best of the Trust’s knowledge, each account listed as “Beneficial Holder” has or can obtain voting and/or dispositive power with respect to the shares listed. To the best of the Trust’s knowledge, accounts listed as “Record Holder” only are not the beneficial owners of such shares but rather a financial intermediary that maintains an “omnibus” account on behalf of other beneficial owners.

Insofar as the Trust is aware, as of November 30, 2006, no person owned, beneficially more than 25% of the outstanding shares of a Fund, except for Denver Investment Advisors LLC on behalf of its clients and as plan sponsor of its employees’ 401(k) plan in Westcore Blue Chip Fund.  Please note that Denver Investment Advisors LLC’s proxy voting policy states that for any matters subject to proxy vote for the Westcore Funds, Denver Investment Advisors LLC will vote on behalf of clients invested in such mutual funds in accordance with Institutional Shareholder Services, Inc.’s (“ISS”) vote recommendation, with no exceptions.  ISS is an unaffiliated third-party which Denver Investment Advisors LLC retains to provide proxy voting recommendations.

WESTCORE MIDCO GROWTH FUND

Name and Address	Share Balance	% of Fund Held	Type of Ownership

Charles Schwab & Co. Inc. Special Account For the Exclusive Benefit of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. South Denver, CO 80222	7,573,609	34.70%	Record Holder

Denver Investment Advisors LLC on behalf of its Clients and as Plan Sponsor of its employees’ 401(k) Plan 1225 17th Street, 26th Floor Denver, CO 80202	5,000,568	22.91%	Beneficial Holder (1)

Colorado Business Bank Private Asset Management Division 821 17th Street, Suite 100 Denver, CO 80202-3007	3,092,214	14.17%	Record Holder

Wells Fargo Bank MN NA FBO Westcore MIDCO Growth ATTN: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	2,154,130	9.87%	Record Holder

Rocky Mountain News Guild c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	1,179,089	5.40%	Beneficial Holder (2)

WESTCORE GROWTH FUND

Name and Address	Share Balance	% of Fund Held	Type of Ownership

National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Floor New York, NY 10281	10,636,541	51.82%	Record Holder

Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	5,016,105	24.44%	Record Holder

WESTCORE BLUE CHIP FUND

Name and Address	Share Balance	% of Fund Held	Type of Ownership

Denver Investment Advisors LLC on behalf of its Clients and as Plan Sponsor of its employees’ 401(k) Plan 1225 17th Street, 26th Floor Denver, CO 80202	2,382,814	51.36%	Beneficial Holder (1)

Colorado Business Bank Private Asset Management Division 821 17th Street, Suite 100 Denver, CO 80202-3007	1,274,631	27.47%	Record Holder

Charles Schwab & Co. Inc. Special Account for the Exclusive Benefit of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	614,271	13.24%	Record Holder

Wells Fargo Bank MN NA FBO RPS Westcore Blue Chip P.O. Box 1533 Minneapolis, MN 55480-1533	511,795	11.03%	Record Holder

Denver Investment Advisors LLC Retirement Plan 1225 17th Street, 26th Floor Denver, CO 80202	459,586	9.91%	Beneficial Holder (2)

Rocky Mountain News Guild c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	412,346	8.89%	Beneficial Holder (2)

Denver Typo Union c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	337,875	7.28%	Beneficial Holder (2)

Denver Mailers Union c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	298,800	6.44%	Beneficial Holder (2)

Christian Labor Assoc. PEN FD c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	268,900	5.80%	Record & Beneficial Holder (2)

WESTCORE SMALL CAP OPPORTUNITY FUND

Name and Address	Share Balance	% of Fund Held	Type of Ownership

Wells Fargo Bank NA FBO RPS Westcore Small-Cap Opportunity Fund PO Box 1533 Minneapolis, MN 55480-1533	119,792	19.58%	Record Holder

Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	103,805	16.96%	Record Holder

Denver Investment Advisors LLC on behalf of its Clients and as Plan Sponsor of its employees’ 401(k) Plan 1225 17th Street, 26th Floor Denver, CO 80202	97,959	16.00%	Beneficial Holder (1)

So. California Air Cond Dist. 401(k) Plan c/o Wells Fargo Bank NA PO Box 1533 Minneapolis, MN 55480-1533	48,501	7.93%	Beneficial Holder

Denver Investment Advisors LLC Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	47,875	7.82%	Beneficial Holder (2)

Christian Labor Assoc. PEN FD c/o Denver Investment Advisors LLC (2) 1225 17th Street, 26th Floor Denver, CO 80202	47,713	7.80%	Record & Beneficial Holder

Kenneth V. Penland P.O. Box 1451 Edwards, CO 81632	32,009	5.23%	Record & Beneficial Holder

WESTCORE FLEXIBLE INCOME FUND

Name and Address	Share Balance	% of Fund Held	Type of Ownership

National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	9,809,835	39.57%	Record Holder

Charles Schwab & Co. Inc. Special Account for the Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	9,802,794	39.54%	Record Holder

National Investors Services 55 Water Street, 32nd Fl New York, NY 10041	1,579,301	6.37%	Record Holder

WESTCORE PLUS BOND FUND

Name and Address	Share Balance	% of Fund Held	Type of Ownership

National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	23,045,320	35.12%	Record Holder

Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	19,888,444	30.31%	Record Holder

Denver Investment Advisors LLC on behalf of its Clients and as Plan Sponsor of its employees’ 401(k) Plan 1225 17th Street, 26th Floor Denver, CO 80202	4,188,500	6.38%	Beneficial Holder (1)

WESTCORE COLORADO TAX EXEMPT FUND

Name and Address	Share Balance	% of Fund Held	Type of Ownership

Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	2,973,877	59.46%	Record Holder

Denver Investment Advisors LLC on behalf of its Clients 1225 17th Street, 26th Floor Denver, CO 80202	629,198	12.58%	Beneficial Holder (1)

Janet E. Penland P.O. Box 1451 Edwards, CO 81632	303,254	6.06%	Record & Beneficial Holder

WESTCORE MID CAP VALUE FUND

Name and Address	Share Balance	% of Fund Held	Type of Ownership

Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	2,007,775	48.29%	Record Holder

Maril & Co. c/o M & I Trust Co. 1000 N. Water St. Milwaukee, WI 53202	390,662	9.40%	Record Holder

National Investors Services 55 Water Street, 32nd Fl New York, NY 10041	359,612	8.65%	Record Holder

National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	246,196	5.92%	Record Holder

Investors Trust Company 2201 Ridgewood Rd #180 Wyomissing, PA 19610 ,	230,905	5.55%	Record Holder

WESTCORE INTERNATIONAL FRONTIER FUND

Name and Address	Share Balance	% of Fund Held	Type of Ownership

Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	1,543,822	56.77%	Record Holder

Maril & Co. c/o M & I Trust Co. 1000 N. Water St. Milwaukee, WI 53202	414,756	15.25%	Record Holder

Denver Investment Advisors LLC on behalf of its Clients and as Plan Sponsor of its employees’ 401(k) Plan 1225 17th Street, 26th Floor Denver, CO 80202	334,916	12.32%	Beneficial Holder (1)

Wells Fargo Bank NA PO Box 1533 Minneapolis, MN 55480-1533	138,894	5.11%	Record Holder

Denver Investment Advisors LLC Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	138,894	5.11%	Beneficial Holder (2)

WESTCORE SELECT FUND

Name and Address	Share Balance	% of Fund Held	Type of Ownership

Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	702,745	52.26%	Record Holder

Denver Investment Advisors LLC on behalf of its Clients and as Plan Sponsor of its employees’ 401(k) Plan 1225 17th Street, 26th Floor Denver, CO 80202	388,531	12.32%	Beneficial Holder (1)

National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	143,849	10.70%	Record Holder

Wells Fargo Bank MN NA FBO Westcore Select Fund ATTN: Mutual Funds P.O. Box 1533 Minneapolis, MN 55480-1533	134,207	9.98%	Record Holder

Denver Investment Advisors LLC Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	134,207	9.98%	Beneficial Holder (2)

WESTCORE SMALL CAP VALUE FUND

Name and Address	Share Balance	% of Fund Held	Type of Ownership

Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	2,625,977	59.59%	Record Holder

Denver Investment Advisors LLC on behalf of its Clients and as Plan Sponsor of its employees’ 401(k) Plan 1225 17th Street, 26th Floor Denver, CO 80202	345,146	7.83%	Beneficial Holder (1)

National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	344,937	7.83%	Record Holder

(1) Denver Investment Advisors LLC has been granted either voting and/or dispositive power on behalf of its clients and/or as plan sponsor to its employees’ 401(k) plan. Please note that Denver Investment Advisors LLC’s proxy voting policy states that for any matters subject to proxy vote for the Westcore Funds, Denver Investment Advisors LLC will vote on behalf of clients invested in such mutual funds in accordance with Institutional Shareholder Services, Inc.’s (“ISS”) vote recommendation, with no exceptions. ISS is an unaffiliated third-party which Denver Investment Advisors LLC retains to provide proxy voting recommendations.

(2) These accounts have granted voting and/or dispositive power to Denver Investment Advisors LLC.  These amounts are also included in the beneficial ownership percentages listed for Denver Investment Advisors LLC.

Solicitation Of Proxies

The Funds have engaged The Altman Group, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Funds.  Under the terms of the engagement, The Altman Group will also be providing additional services, including tabulation services and serving as inspector of election for the Meeting. Among other things, The Altman Group will be (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Funds and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Funds for their expenses to the extent the Funds would have directly borne those expenses.

The cost of preparing, printing and mailing the proxy card(s) and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, will be paid by the Funds directly, pro rata based on the number of shareholder accounts in each Fund.  The total estimated cost is $200,000. The annual operating expenses of several

Funds are capped under an expense limitation waiver between the Administrators and the Funds.  To the extent the expense limitation waiver applies to a Fund, the Administrators will indirectly pay the proxy costs incurred by that Fund based on the compensation arrangements between the Administrators.  In addition to solicitation by mail, officers and representatives of the Funds, officers and employees of the Administrators or its affiliates and certain financial services firms and their representatives, without extra compensation, may conduct additional solicitations personally, by telephone, or by any other means available.

As the Meeting date approaches, certain shareholders whose votes have not been received, may receive telephone calls from a representative of The Altman Group.  Authorization to permit The Altman Group to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, The Altman Group representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail.  If the information solicited agrees with the information provided to The Altman Group, then The Altman Group representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on such proposals.  Although The Altman Group representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote.  The Altman Group representative may read any recommendation set forth in this Proxy Statement.  The Altman Group representative will record the shareholder’s instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call The Altman Group immediately if his or her instructions are not accurately reflected in the confirmation.

Telephone Touch-Tone Voting.  Shareholders may provide their voting instructions through telephone touch-tone voting.  Follow the instructions in the proxy materials using the proxy card as a guide.  Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting.  Shareholders may provide their voting instructions through Internet voting.  Follow the instructions on the enclosed proxy card(s).  Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet link, will, upon request, receive an e-mail confirming their voting instructions.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage paid envelope provided, or attend the Meeting in person.  Shareholders requiring additional information regarding the proxy or replacement proxy card(s), may contact The Altman Group at 1-800-305-6377.  Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy.  Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting to the Secretary of the Trust at the address indicated on page 1 of this Proxy Statement, a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.  All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, for each proposal referred to in the Proxy Statement.

Shares Held By Accounts of Insurance Companies.  Shares of the Funds may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies.  Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account.  If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from other variable contract holders for that separate account.

Shareholder Proposals For Subsequent Meetings

The Funds are not required, and do not intend, to hold annual shareholder meetings.  Shareholder meetings may be called from time to time as described in the Trust’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws.  Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Fund’s proxy statement for a particular meeting.  Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.  Another requirement relates to the timely receipt by a Fund of any such proposal.  Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement.  A proposal submitted for inclusion in a Fund’s proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.  Shareholders wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send their written proposal to the Secretary of the Trust at 1625 Broadway, Suite 2200, Denver, Colorado 80202 within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.  Notice of shareholder proposals to be included in this Proxy Statement and presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.  The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

Reports To Shareholders And Financial Statements

The Annual Report to shareholders of each Fund, including financial statements of the Fund, has previously been sent to shareholders.  Each Fund provides annual and semi-annual reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes.  Additional copies of each Fund’s most recent annual report and any more recent semi-annual report are available, without charge, by calling Westcore at 1-800-392-2673 (CORE), via the Internet at www.westcore.com, or by sending a written request to the Secretary of the Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds’ records.  The consolidation of these mailings benefits the Funds through reduced mailing expenses.  If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Funds’ transfer agent, ALPS Fund Services, Inc., at 1-800-392-2673 (CORE) or notify the Funds’ transfer agent in writing at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Other Matters To Come Before The Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement.  Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

Please complete, sign and return the enclosed proxy card(s) or vote by Internet or telephone promptly.  No postage is required if you mail your proxy card(s) in the United States.

By order of the Board of Trustees,

/s/ Tané T. Tyler
Tané T. Tyler
Secretary

INDEX OF EXHIBITS

EXHIBIT A:          Nominating and Governance Committee Charter

EXHIBIT B:           Comparison of the Current and Proposed New Fundamental Investment Restrictions

EXHIBIT A

Westcore Trust

Nominating & Governance Committee Charter

(Adopted September 29, 2004; Revised May 11, 2005)

1.             Purpose

1.1           The purpose of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of the Westcore Trust (the “Trust”) is to advise and assist the Board in selecting nominees to serve as trustees of the Trust and in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust.

2.             Charter

2.1           This charter is the written charter of the Nominating and Governance Committee (the “Charter”).

3.             Composition

3.1           The Nominating and Governance Committee will at all times consist of, at a minimum, three (3) directors.

3.2           Each of the members of the Nominating and Governance Committee will meet the independence and qualification requirements as provided in applicable laws and regulations.

3.3           The Nominating and Governance Committee will recommend nominees for appointment to the Nominating and Governance Committee annually and as vacancies or newly created positions occur.  Nominating and Governance Committee members will be appointed by the Board and may be removed by the Board at any time.

3.4           The Nominating and Governance Committee will recommend to the Board, and the Board will designate, the chair of the Nominating and Governance Committee (the “Chair”).

3.5           The Chair will be responsible for leadership of the Nominating and Governance Committee, including preparing the agenda, presiding over Nominating and Governance Committee meetings, making Nominating and Governance Committee assignments, and reporting the Nominating and Governance Committee’s actions to the Board.  The Chair will also be the presiding director at all meetings of non-management or independent directors.

4.             Meetings

4.1           The Nominating and Governance Committee will meet as often as it deems necessary or appropriate to perform its duties and responsibilities under the Charter, either in person or telephonically.

4.2           The Nominating and Governance Committee may create subcommittees, each of which will report to the Nominating and Governance Committee.

4.3           The Nominating and Governance Committee will report to the full Board with respect to its meetings, and provide the Board with a copy of the minutes of all Nominating and Governance Committee meetings.

4.4           The majority of the members of the Nominating and Governance Committee will constitute a quorum, and the Nominating and Governance Committee will act at an in person or telephonic meeting only by majority vote.  The Nominating and Governance Committee may also act by unanimous written consent.

5.             Authority and Responsibilities

5.1           Identifying and Evaluating Trustee Candidates.

5.1.1        General.  The Nominating and Governance Committee will seek individuals qualified to become board members for recommendation to the Board, including evaluating persons suggested by shareholders.  Trustees may be nominated by the Board of Trustees or by shareholders in accordance with this Charter.  The Nominating and Governance Committee will conduct the appropriate inquiries into the backgrounds and qualifications of possible nominees. The Nominating and Governance Committee will investigate and review each proposed nominee’s qualifications for service on the Board, and where appropriate, recommend to the Board proposed nominees for Board membership.

5.1.2        Recommendation of Candidates.  Board members or shareholders who wish to recommend candidates for consideration as trustees, shall submit the names of the candidates to the Committee Chairman in writing.  The Committee will promptly advise the person offering the recommendation what information about the candidate, his experience and qualifications should be submitted to the Committee so that the Committee may carry out its investigation and evaluation of the candidate.  Concurrently the Committee will inform the recommending person as to whether a meeting of shareholders at which trustees will be elected has been called or a present or anticipated vacancy on the board has been publicly disclosed for which the recommended candidate would be a potential nominee.  The Committee may also adopt policies with respect to handling candidate recommendations between vacancies on the Board and between shareholder elections of trustees.

5.1.3        Nominations of Trustees by Shareholders.  The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate that are submitted timely and with adequate information about the candidate in the Committee’s view in order for them to make an assessment.  The Committee shall assess shareholder nominees in the same manner as the Committee reviews its own nominees.  Any recommendation must be submitted in writing to the Committee in care of the Trust’s Treasurer at Denver Investment Advisors, LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, and should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended. The Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate’s qualifications.

5.1.4        Individual Evaluation Criteria. The Nominating and Governance Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual director candidates, the Nominating and Governance Committee will take into account many factors, including but not limited to:

5.1.4.1	general understanding of marketing, finance and other disciplines relevant to the success of a publicly-traded company in today’s business environment;

5.1.4.2	understanding of the Trust’s business on a technical level;

5.1.4.3	educational and professional background;

5.1.4.4	integrity and commitment to devote the time and attention necessary to fulfill his or her duties to the Trust; and

5.1.4.5	diversity of race, ethnicity, gender and age.

5.1.5        Overall Evaluation Criteria.  The Nominating and Governance Committee will also evaluate each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience.  The Nominating and Governance Committee believes that, except during periods of temporary vacancies, a majority of its directors must be independent. In determining the independence of a director, the Board will apply the definition of “independent director” in the Investment Company Act of 1940, as amended.

5.1.6        Additional Criteria For Current Trustees.  In determining whether to recommend a director for re-election, the Nominating and Governance Committee will consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

5.1.7        No Term Limits. The Nominating and Governance Committee does not believe it should limit the number of terms for which an individual may serve as a director. Trustees who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Trust based on their experience with and understanding of the Trust’s history, policies and objectives. The Nominating and Governance Committee believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through the evaluation and nomination process.

5.1.8        No Specific Limitation on Service on Other Boards. The Nominating and Governance Committee does not believe that Board members should be prohibited from serving on boards and/or committees of other organizations, and has not adopted any guidelines limiting such activities. However, the Nominating and Governance Committee will take into account the nature of and time involved in a director’s service on other boards in evaluating the suitability of individual directors and making its recommendations to the Board. Service on boards and/or committees of other organizations should be consistent with the Trust’s conflict of interest policies.

5.1.9        Use of Third Party Service Providers.  The Nominating and Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify or evaluate director candidates and shall have sole authority to approve the search firm’s fees and other retention terms.

5.2           Board Committee Recommendations.  The Nominating and Governance Committee will recommend nominees for appointment to each Board committee annually and as vacancies or newly created positions occur.  The Nominating and Governance Committee will also recommend the chair for each Board committee.

5.3           Board Assessment.  The Nominating and Governance Committee will receive comments from all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

5.4           Related Party Transactions and Conflicts of Interest.  The Nominating and Governance Committee will consider issues involving possible conflicts of interest of directors. The Nominating and Governance Committee will have the authority to consider for approval any related party transactions and, if possible, approve such transactions before they are entered into.

5.5           Trustee Compensation.  The Nominating and Governance Committee will recommend and review all matters pertaining to fees and retainers paid to directors for Board and committee service and for serving as chair of a Board committee.

5.6           New Trustee Orientation. The Nominating and Governance Committee shall oversee the development by Denver Investment Advisors LLC and legal counsel to the Independent Trustees of a program for the orientation of new Independent Trustees. This orientation is intended to familiarize new Independent Trustees with their responsibilities under applicable corporate law and the Investment Company Act of 1940, the operations of the Trust and their principal service providers, and the industry in which the Trust operates.

5.7           Additional Assignments. The Nominating and Governance Committee will perform such other functions as the Board may from time to time assign to the Nominating and Governance Committee.

6.             Miscellaneous

6.1           The Nominating and Governance Committee will be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to Trust personnel and documents.  The Nominating and Governance Committee will also have the authority to engage and obtain advice and assistance from internal or external legal, accounting or other advisors, as it deems necessary or appropriate.  The Nominating and Governance Committee will have the sole authority to retain and terminate any search firm used to identify director candidates, including the sole authority to approve fees and other retention terms.

6.2           At least annually, the Nominating and Governance Committee will review and assess the adequacy of the Charter.

EXHIBIT B

COMPARISON OF THE CURRENT AND PROPOSED NEW FUNDAMENTAL
INVESTMENT RESTRICTIONS

Listed below are the current fundamental investment restrictions for the Westcore Funds (each a “Fund,” and collectively, the “Funds”) and the changes proposed for the fundamental investment restrictions of each Fund.

Borrowing and Issuing Senior Securities

The table below compares the current fundamental investment restriction on borrowing and issuing senior securities for each Fund to the proposed new fundamental investment restriction. The main difference between the existing and new restrictions is the ability of a Fund to borrow only as permitted under applicable law as opposed to borrowing only a certain amount. One of the purposes of the new restriction is to provide greater flexibility for the portfolio managers in managing the Funds.  There is no current intention for the Funds to have different investment strategies as a result of a change to this restriction.

	Current Fundamental Investment Restriction (Borrowing and Senior Securities)	Proposed New Fundamental Investment Restriction For All Funds
All Westcore Funds

No Fund may borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund’s total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices described in this SAI or the Prospectus are not deemed to be pledged for purposes of this limitation.

The Fund may not borrow money or issue senior securities, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.

Commodities and Oil, Gas, and Minerals Programs

The table below compares the current fundamental investment restriction on commodities and oil, gas, and minerals programs for each Fund to the proposed new fundamental investment restrictions on commodities. It is proposed that the restrictions on oil, gas and mineral programs be eliminated because these restrictions for the Funds originally were included to meet certain state law requirements that no longer apply. In each case, the new restrictions do not permit any of the Funds to purchase or sell commodities except under certain circumstances. The new restrictions on commodities consolidate and make the restrictions uniform for each Fund. There is no current intention for the Funds to have different investment strategies as a result of a change to this restriction.

	Current Fundamental Investment Restrictions (Commodities and Oil, Gas, and Minerals)	Proposed New Fundamental Investment Restriction For All Funds
All Westcore Funds (other than the Westcore Colorado Tax-Exempt Fund)

None of the Westcore Equity or Westcore Bond Funds (other than the Westcore Colorado Tax-Exempt Fund) may purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contracts and related options.

The Fund may not purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts, except to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.

Westcore Colorado Tax-Exempt Fund

The Westcore Colorado Tax-Exempt Fund may not purchase or sell commodity contracts (including futures contracts) or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

See above.

Concentration

The table below compares the current fundamental investment restriction on concentration for each Fund to the proposed new fundamental investment restriction.  The purposes of the new restriction are to provide uniformity in the diversification restriction among all the Funds and to leave flexibility in the restriction for changes in the definition of “concentrated” under the 1940 Act.  There is no current intention for the Funds to have different investment strategies as a result of a change to this restriction.

	Current Fundamental Investment Restrictions (Concentration)	Proposed New Fundamental Investment Restriction For All Funds
All Westcore Funds (other than the Westcore Colorado Tax-Exempt Fund)

None of the Westcore Equity or Westcore Bond Funds (other than the Westcore Colorado Tax-Exempt Fund) may purchase any securities that would cause 25% or more of the Fund’s total assets at the time of the purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas and telephone will each be considered a separate industry

The Fund may not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, except the Fund may (a) concentrate in accordance with the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time, and (b) concentrate in obligations issued or guaranteed by the United States government, its agencies, or instrumentalities.

Westcore Colorado Tax-Exempt Fund

The Westcore Colorado Tax-Exempt Fund may not purchase any securities, except securities issued (as defined in the preceding investment limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

See above.

Diversification (All Funds Other Than Westcore Colorado Tax-Exempt Fund and the Westcore Select Fund)

The table below compares the current fundamental investment restriction on diversification for each Fund other than Westcore Colorado Tax-Exempt Fund and Westcore Select Fund (each a “Diversified Fund” and collectively, the “Diversified Funds”) to the proposed new fundamental investment restriction.   The proposed modifications revise the restriction to apply the diversification test subject to any subsequent changes to the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief.  There is no current intention for the Diversified Funds to have different investment strategies as a result of a change to this restriction.

	Current Fundamental Investment Restrictions (Diversification)	Proposed New Fundamental Investment Restriction for All Diversified Funds
Westcore Equity and Westcore Bond Funds (other than the Westcore Colorado Tax-Exempt Fund and the Westcore Select Fund)

None of the Westcore Equity or Westcore Bond Funds (other than the Westcore Colorado Tax-Exempt Fund and the Westcore Select Fund) may purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations.

Except to the extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, and as such statute, rules, regulations or orders may be amended from time to time, no Fund may purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations.

Diversification (Westcore Colorado Tax-Exempt Fund Only)

The table below shows the current fundamental investment restriction on diversification for the Westcore Colorado Tax-Exempt Fund.  It is proposed that this restriction be eliminated because it duplicates the diversification requirements imposed on all mutual funds under the Internal Revenue Code of 1986. There is no current intention for the Funds to have different investment strategies as a result of the elimination of this restriction.

	Current Fundamental Investment Restrictions (Diversification)	Proposed New Fundamental Investment Restriction
Westcore Colorado Tax-Exempt Fund

The Westcore Colorado Tax-Exempt Fund may not purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund’s total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund’s total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions.

None.

Loans, Repurchase Agreements and Loans of Portfolio Securities

The table below compares the current fundamental investment restriction on loans, repurchase agreements and loans of portfolio securities for each Fund to the proposed new fundamental investment restriction. The main difference among the existing and new restrictions is that the new restriction permits a Fund to make loans to the extent permitted under applicable law as opposed to limiting the Funds to certain transactions. The primary purpose of the change in this restriction is to consolidate the differences among the restrictions, which would simplify compliance monitoring and portfolio management. There is no current intention for the Funds to have different investment strategies as a result of a change to this restriction.

	Current Fundamental Investment Restrictions (Loans, Repurchase Agreements and Loans of Portfolio Securities)	Proposed New Fundamental Investment Restriction For All Funds
Westcore Equity and Westcore Bond Funds (other than the Westcore Colorado Tax-Exempt Fund)

None of the Westcore Equity or Westcore Bond Funds (other than the Westcore Colorado Tax-Exempt Fund) may make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

The Fund may not make loans, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, and orders may be amended from time to time.

Westcore Colorado Tax-Exempt Fund

The Westcore Colorado Tax-Exempt Fund may not make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

See above.

Real Estate

The table below compares the current fundamental investment restriction on real estate for each Fund to the proposed new fundamental investment restrictions on real estate. There are no significant differences among the existing and new restrictions. In each case, the restrictions do not permit any of the Funds to purchase or sell real estate except under certain circumstances. Under the proposed modification, the Funds would continue to be able to purchase securities that are secured by interests in real estate to the fullest extent permitted under the 1940 Act. There is no current intention for the Funds to have different investment strategies as a result of a change to this restriction.

	Current Fundamental Investment Restriction (Real Estate)	Proposed New Fundamental Investment Restriction For All Funds
All Westcore Funds	No Fund may purchase or sell real estate, except that each fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

The Fund may not purchase or sell real estate, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time. The Fund may also purchase and sell securities of issuers that deal in real estate and may purchase and sell securities that are secured by interests in real estate.”

Underwriting

The table below compares the current fundamental investment restriction on underwriting for each Fund to the proposed new fundamental investment restriction. The existing restrictions provide that the Funds may underwrite securities issued by other persons to the extent that it may be deemed an underwriter under applicable federal securities laws with respect to the disposition of its portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed underwriting.  The new restriction maintains this limitation as applicable to the disposition of portfolio securities and eliminates the specific limitation to restricted securities. The purpose of the proposed change is to clarify the application of underwriter pursuant to the Securities Act of 1933 (the “1933 Act”). There is no current intention for the Funds to have different investment strategies as a result of a change to this restriction.

	Current Fundamental Investment Restriction (Underwriting)	Proposed New Fundamental Investment Restriction For All Funds
All Westcore Funds

No Fund may act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed underwriting.

The Fund may not act as an underwriter of another company’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of securities owned by the Fund.

Margin Purchases and Short Sales

The table below shows the current fundamental investment restriction on margin purchases and short sales for each Fund. It is proposed that this restriction be eliminated because these restrictions for the Funds originally were included to meet certain state law requirements that no longer apply. The Funds’ ability to make purchases on margin and to engage in short sales will remain subject to other limitations imposed by the 1940 Act. There is no current intention for the Funds to have different investment strategies as a result of the elimination of this restriction.

	Current Fundamental Investment Restrictions (Margin Purchases and Short Sales)	Proposed New Fundamental Investment Restriction For All Funds
Westcore Equity and Westcore Bond Funds (other than the Westcore Colorado Tax-Exempt Fund)

None of the Westcore Equity or Westcore Bond Funds (other than the Westcore Colorado Tax-Exempt Fund) may purchase securities on margin, make short sales of securities or maintain a short portfolio, except that (a) this investment limitation shall not apply to each Fund’s transactions in futures contracts and related options, and (b) each Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

None.

Westcore Colorado Tax-Exempt Fund

The Westcore Colorado Tax-Exempt Fund may not purchase securities on margin, make short sales of securities or maintain a short portfolio, except that the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sale of portfolio securities.

None.

Controlled Companies

The table below shows the fundamental investment restrictions on controlled companies for each Fund. It is proposed that this restriction be eliminated because the restriction merely restates a statutory prohibition under the 1940 Act. There is no current intention for the Funds to have different investment strategies as a result of the elimination of this restriction.

	Current Fundamental Investment Restriction (Controlled Companies)	Proposed New Fundamental Investment Restriction For All Funds
All Westcore Funds	No Fund may purchase securities of companies for the purpose of exercising control.	None.

Other Investment Companies

The table below shows the fundamental investment restrictions on acquisition of another investment company for each Fund. It is proposed that this restriction be eliminated because the restriction merely restates a statutory prohibition under the 1940 Act. There is no current intention for the Funds to have different investment strategies as a result of the elimination of this restriction.

	Current Fundamental Investment Restriction (Other Investment Companies)	Proposed New Fundamental Investment Restriction For All Funds
All Westcore Funds

No fund may acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

None.

Written or Sold Derivatives

The table below shows the fundamental investment restrictions on written or sold derivatives for each Fund. It is proposed that this restriction be eliminated because these restrictions for the Funds originally were included to meet certain state law requirements that no longer apply. The Funds’ ability to write or sell derivatives will remain subject to other limitations imposed by the 1940 Act. In addition, if this proposal is approved by the shareholders of the Westcore Colorado Tax-Exempt Fund, the Board intends to adopt a non-fundamental policy for the Westcore Colorado Tax-Exempt Fund prohibiting such activities. There is no current intention for the Funds to have different investment strategies as a result of the elimination of this restriction.

	Current Fundamental Investment Restrictions (Written or Sold Derivatives)	Proposed New Fundamental Investment Restriction For All Funds
All Westcore Funds (other than the Westcore Colorado Tax-Exempt Fund)

No fund may write or sell put options, call options, straddles, spreads or any combination thereof, except for transactions in options on securities, futures contracts and options on futures contracts.

None.

Westcore Colorado Tax-Exempt Fund	No fund may write or sell put options, call options, straddles, spreads or any combination thereof.	None

FORM OF PROXY CARD

[WestCore Funds Logo]

WESTCORE “FUND NAME”

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 13, 2007

This Proxy is solicited on behalf of the Trustees of the Westcore Trust (the “Trust”).  The undersigned, revoking previous proxies, hereby appoints Todger Anderson, Jasper R. Frontz and Tané T. Tyler, or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Meeting”) of the Funds listed below to be held at 1625 Broadway, 8th Floor, Denver, Colorado 80202, on February 13, 2007 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting.  As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment.  The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.

All properly executed proxies will be voted as directed herein by the signing shareholder(s).  If no direction is given when the duly executed proxy is returned, such shares will be voted “FOR” each proposal.  Please date, sign and return promptly.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

|Signature(s) and Title(s), if applicable	Date
|

|	|
Signature(s) and Titles(s), if applicable	Date

Sign your name exactly as it appears in the registration on the proxy card.  If the shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote

CONTROL NUMBER

Touchtone Phone:	Simply dial toll-free 866-437-4667 and follow the automated instructions. Please have this proxy card available at the time of the call.	CHECK DIGIT ID:

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

P-1

Please fill in box(es) for the Fund referenced on the front of the Proxy Card using a black or blue ink or Number 2 pencil.  Please do not use fine point pens.  Any votes cast below for proposals not applicable to the Fund will be disregarded.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

TO VOTE “FOR” ALL PROPOSALS, MARK THIS BOX.  No other vote is necessary                          ☐

TO VOTE EACH PROPOSAL INDIVIDUALLY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

Proposal 1:	To elect and re-elect the nominees specified below as Trustees:

Jack D. Henderson	☐ For	☐ Withhold
Mary K. Anstine	☐ For	☐ Withhold
Vernon L. Hendrickson	☐ For	☐ Withhold
James B. O’Boyle	☐ For	☐ Withhold
Rick A. Pederson	☐ For	☐ Withhold
Robert L. Stamp	☐ For	☐ Withhold
Janice M. Teague	☐ For	☐ Withhold

Proposal 2:	Approval of revised fundamental investment restrictions as discussed in your proxy statement:

		FOR	AGAINST	ABSTAIN
(2A)	Modify Borrowing and Senior Securities Restriction	☐	☐	☐	2-A.
(2B)	Modify Commodities and Eliminate Oil, Gas, and Minerals Restriction	☐	☐	☐	2-B.
(2C)	Modify Concentration Restriction	☐	☐	☐	2-C.
(2D)	Modify Diversification Restriction (not applicable to Westcore Colorado Tax-Exempt Fund and Westcore Select Fund)	☐	☐	☐	2-D.

		FOR	AGAINST	ABSTAIN
(2E)	Eliminate Diversification Restriction (applicable to Westcore Colorado Tax-Exempt Fund only)	☐	☐	☐	2-E.
(2F)	Modify Loans and Repurchase Agreements Restriction	☐	☐	☐	2-F.
(2G)	Modify Real Estate Restriction	☐	☐	☐	2-G.
(2H)	Modify Underwriting Restriction	☐	☐	☐	2-H.
(2I)	Eliminate Margin Purchases and Short Sales Restriction	☐	☐	☐	2-I.
(2J)	Eliminate Controlled Companies Restriction	☐	☐	☐	2-J.
(2K)	Eliminate Other Investment Companies Restriction	☐	☐	☐	2-K.
(2L)	Eliminate Written or Sold Derivatives Restriction	☐	☐	☐	2-L.

Proposal 3:	To transact such other business as may properly come before the meeting or any adjournment thereof.

☐	☐	☐	3-A.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

If you should have any questions about the proxy material or the execution of your vote, simply call (800) 305-6377 between the hours of 10:00 a.m. and 10:00 p.m. Eastern Time.  Representatives will be happy to assist you.  Please have this proxy card available at the time of the call.

P-2